Infinity Pharmaceuticals (NASDAQ: INFI) November 2007 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-
looking statements.
• Such forward-looking statements include statements regarding future preclinical and clinical trial activity for IPI-
504, IPI-493, and IPI-926; the timing of IND submissions and publication of data for IPI-504, IPI-493, and IPI-926;
the collection of additional clinical information on IPI-504; the intended utilization and commercial potential of
IPI-504; the ability to name clinical candidates in the company’s research programs; estimates of 2007 financial performance and year-end cash balance; and the expectation that Infinity will have cash to support its current operating plan into the fourth quarter of 2009.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenue from sales of such product will reach any specific level. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities and investigational review boards at clinical trial sites; whether abstracts or other publications are accepted for presentation or publication; Infinity’s ability to enroll patients in its clinical trials; Infinity's dependence on its collaborations with MedImmune and
Novartis; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any products it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included Infinity's quarterly report on Form 10-Q for the quarter ended September 30,
2007, as filed with the Securities and Exchange Commission on November 7, 2007.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and
Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

Profile of Infinity Pharmaceuticals (NASDAQ: INFI)
Strategy
Management
Business
Portfolio
Emerging targets in oncology, areas of high patient need
Build rapid registration paths, broaden market potential
Led by proven drug developers and company-builders
Committed corporate partners and strong balance sheet
Lead clinical product: IPI-504, a novel Hsp90 inhibitor
Hedgehog pathway inhibitor, IPI-926
Pipeline of internally-discovered cancer drug candidates
*

1
Infinity Leadership
Michael Curtis, Ph.D., Sr Dir Pharmaceutical
Development
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clinical Development
& Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
John Keilty, Sr Dir Informatics
Millennium,
UMass Medical School
Jeanette Kohlbrenner, Dir Human Resources
Genetics Institute, Syntonix
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Jim Wright, Ph.D., VP Pharmaceutical Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin
Steven Holtzman, President & CEO
Millennium, DNX
Julian Adams, Ph.D., President R&D and CSO
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins, EVP & CBO
Transform, Genetics Institute,
Bain, GE

5 Lead clinical program IPI-504 – a novel Hsp90 inhibitor * * * * *

Heat shock protein 90 (Hsp90) is an emerging cancer
target
Function of Hsp90
•
“Chaperone” protein responsible
for proper folding and function of
some proteins
Function of Hsp90 in cancer cells
•
Many oncogenic proteins rely on
Hsp90 to function
•
Inhibiting Hsp90 is another way
to inhibit the oncogenic proteins
*

Many critical oncogenic proteins depend on Hsp90…
Indication
GIST
NSCLC
Prostate (PTEN -/-)
Breast (HER2+)
Melanoma
Renal cell
CML
AML
c-Kit
EGFR
p-Akt
HER2
b-Raf
VEGFR / HIF-1a
Bcr-Abl
Flt3
Hsp90
client proteins
Broad clinical
potential for
Hsp90
inhibition
*

Gleevec
®
/Sutent
®
Tarceva
®
/Erbitux
®
Investigational
Herceptin
®
/Tykerb
®
Investigational
Nexavar
®
/Sutent
®
Gleevec
®
/Sprycel
®
Investigational
Targeted therapy
…with well-validated commercial potential
Indication
GIST
NSCLC
Prostate (PTEN -/-)
Breast (HER2+)
Melanoma
Renal cell
CML
AML
c-Kit
EGFR
p-Akt
HER2
b-Raf
VEGFR / HIF-1a
Bcr-Abl
Flt3
Broad clinical
and commercial
potential for
Hsp90
inhibition
Hsp90
client proteins
*

Cancer
cell death
Tyrosine kinase
inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Oncogenic protein
drives cancer cell
survival & growth
Resistance mutations
evade TKI therapy
IPI-504
IPI-504: an alternative to direct inhibition of oncogenic
proteins
IPI-504
Dependent on
Hsp90 for function
Still dependent on
Hsp90 for function
*

Hsp90 clinical development strategy
Focus on most rapid path to registration
with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
–
Inform Phase 2 dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
–
Ease of use for earlier lines of therapy
and chronic settings
– Two ansamycin-based molecules in preclinical development
*

Hsp90 clinical development strategy
Focus on most rapid path to registration
with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
–
Inform Phase 2 dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
– Ease of use for earlier lines of therapy and chronic settings
– Two ansamycin-based molecules in preclinical development
*

IPI-504 i.v. Phase 1 trial in refractory GIST/STS
Principal Investigator:
•
Dr. George Demetri, Dana-Farber Cancer Institute
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase 2 dose
Marker of response:
•
CT scans (RECIST)
•
PET scans
Schedule
•
3-week cycle: 2x-weekly followed by 10-day-off
period, or “drug holiday”
•
If clinical benefit, receive additional cycles
Trial description:
•
Phase 1 trial in patients with Gleevec-refractory
metastatic gastrointestinal stromal tumors (GIST)
and advanced soft tissue sarcomas (STS)
*

Status of Phase 1 trial of IPI-504 i.v. in GIST
•
Completed dose-escalation portion of Phase 1
•
Established recommended Phase 2 dose and schedule
–
400 mg/m²
–
3-week cycle: 2x-weekly treatment followed by 10 days off
•
Initiated expansion phase
–
20 patients (10 GIST, 10 STS)
–
Further characterize safety and response to inform Phase 2
*

Data reported from IPI-504 Phase 1 trial in GIST/STS*
•
28 patients treated with IPI-504
–
Average 2.6 prior therapies (primarily Gleevec
®
and Sutent
®
)
•
IPI-504 well-tolerated up to 400 mg/m²
•
16 of 21 (76%) Stable Disease by RECIST
•
7 of 20 (35%) received 5 or more cycles (15 wks) of therapy
•
Correlative activity observed
–
EORTC quantitative PET criteria
• 15 of 18 (83%) Stable Disease or better
• 4 of 18 (22%) Partial Response
–
Histological and CT changes
*Results published at ASCO, June 2007: George D. Demetri, et al,“
Inhibition of the Heat Shock Protein 90 (Hsp90) chaperone with the novel agent IPI-504 to overcome resistance to tyrosine kinase inhibitors (TKIs) in metastatic GIST: Updated results of a phase I trial," (Poster Number 8, Abstract No: 10023) and A.D. Van den Abbeele, et
al,
"Inhibition and flare patterns of metabolic response to the heat shock protein 90 (Hsp90) inhibitor IPI-504 visualized by FDG-PET in patients (pts)
with advanced gastrointestinal stromal tumors (GIST) resistant to tyrosine kinase inhibitor (TKI) therapy," (Poster Number 1, Abstract No: 3530)
*

Number at Risk
0
2
40
2
80
2
Wks: Best Response
CR
Median
Duration
N/A
95% CI
LL   UL
172  N/A
Number at Risk
0
98
40
97
80
92
Wks: Best Response
PR
Median
Duration
248 Wks
95% CI
LL   UL
226  N/A
Number at Risk
0
23
40
22
80
20
Wks: Best Response
SD
Median
Duration
N/A
95% CI
LL   UL
149  N/A
Number at Risk
0
17
40
7
80
4
Wks: Best Response
PD
Median
Duration
36 Wks
95% CI
LL   UL
15  56
Number at Risk
0
7
40
5
80
4
Wks: Best Resonse
UNK
Median
Duration
144 Wks
95% CI
LL   UL
18  223
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Weeks Post First Dose
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216 228 240 252 264
PROGRESSION
On Imatinib
Median 36 wks
Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)
STABLE DISEASE
PARTIAL RESPONSE
1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.
Stable disease is important in GIST
1
Both SD and PR predict survival
*

Stable disease for >6 weeks is meaningful
in the
refractory GIST setting
1
Results from the Phase 3 Sutent trial
in GIST
TTP on Placebo: 6.4 weeks
TTP on Sutent: 27.3 weeks
1 Goodman VL, Rock EP, Dagher R, Ramchandani RP, Abraham S, Gobburu JVS, Booth BP,
Verbois SL, Morse DL, Liang CY, Chidambaram N, Jiang JX, Tang S, Mahjoob K, Justice R, Pazdur
R. Approval summary: sunitinib for the treatment of imatinib refractory or intolerant gastrointestinal stromal tumors and advanced renal cell carcinoma. Clin Cancer Res (2007) 13:1367-1373.
*

IPI-504 PET response (at 400 mg/m²)
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School
• Baseline • Baseline • Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 12 • Cycle 1, Day 12
• 24 hrs post
4th
dose
Patient discontinued for personal reasons
*

Path forward for IPI-504 i.v. in refractory GIST
•
Expansion phase at recommended Phase 2 dose in progress
– 20 patients (10 GIST, 10 STS)
– Further characterize safety and response to inform Phase 2 trial
•
Phase 2 has potential for rapid approval path
– Active consultation with FDA and advisors
– Ongoing discussions of trial structure (e.g., control arm)
•
Issued U.S. patents
•
Granted U.S. and EU orphan drug designation
*

0
200
400
600
800
1000
1200
1400
1600
1800
2000
15 21 24 28 32 37
Days Post Implant
Vehicle
IPI-504 at 25mg/kg
IPI-504 at 50mg/kg
IPI-504 at 100mg/kg
IPI-504 oral is active in Tarceva- / Iressa-resistant NSCLC
(T790M EGFR mutation)
25% TGI (total
growth inhibition)
72% TGI
95% TGI
Control
• NCI-1975 xenograft
• IPI-504 PO QOD
*

Phase 1/2 trial in advanced NSCLC
Principal Investigator:
•
Dr. Thomas Lynch, Massachusetts General
Hospital
Objectives:
•
Phase 1: Safety, PK, dose-ranging
•
Phase 2: Expand at MTD to further characterize
response of patients with mutant or wt EGFR
Markers of response:
•
CT scans (RECIST)
•
PET scans
Trial description:
•
Phase 1/2 trial in Stage IIIb/IV NSCLC patients
with previous TKI therapy
Patient population:
•
Prior therapy (>12 weeks) on a TKI
*

Data reported from IPI-504 i.v. Phase 1/2 trial in NSCLC*
•
12 patients treated with IPI-504 through dose-escalation
–
Average 3.7 prior therapies
•
7 of 9 (78%) Stable Disease by RECIST
–
1 mEGFR experienced extended SD >6 months (28 weeks)
•
Correlative activity observed via PET
–
4 of 4 qualitative PET responses
–
2 of 4 Partial Response by EORTC quantitative PET criteria
*Results published at AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics, October 2007: Lecia V. Sequist, et al, “Phase 1/2
Trial of the Novel Hsp90 Inhibitor, IPI-504, in Patients with Relapsed and/r Refractory Stage IIIb or Stage IV Non-Small Cell Lunch Cancer (NSCLC) Stratified by
EGFR Mutation Status," ( Abstract No: B79)
*

22 IPI-504 PET response (at 150 mg/m²) Baseline Cycle 1, Day 8 Courtesy of: *

Path forward for IPI-504 i.v. in advanced NSCLC
•
Completed Phase 1 dose-escalation
•
Initiate Phase 2 portion
–
400 mg/m², 3-week cycle: 2x-weekly treatment followed by 10 days off
– Evaluate mutant EGFR and wild-type EGFR (10 pts. each)
– Enroll 19 additional pts. per arm if expansion criteria met
(PR or SD >12 wks.)
•
Evaluate combination therapy strategy
– Phase 1 single agent activity drives interest in exploration of mechanistic combinations
– Allows for use in earlier lines of treatment
*
*

Hsp90 clinical development strategy
Focus on most rapid path to registration with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
– Inform Phase 2 dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
– Ease of use for earlier lines of therapy and chronic settings
– Two ansamycin-based molecules in preclinical development
*

25 Days post implant IPI-504 + taxotere inhibits the growth of human PC-3 prostate xenografts * *

Phase 2 trial in HRPC
Principal Investigator:
•
Dr. William Oh, Dana-Farber Cancer Institute
Objectives:
•
Characterize response of patients with or without
prior cytotoxic chemotherapy treatment
Markers of response:
•
Bone scans
•
PSA levels
•
CT scans (RECIST)
Trial description:
•
Phase 2 trial in hormone-refractory (castration-
resistant) prostate cancer
Patient population:
•
2 groups: 1 pre- and 1 post-Taxotere
®
treatment
•
Expand to additional 10 patients in each group if
response observed in that group
*

Hsp90 clinical development strategy
Focus on most rapid path to registration with IPI-504 i.v.
– Evaluate for single-agent activity in refractory setting GIST and NSCLC
– Inform Phase 2 dose and schedule
In parallel, initiate additional trials for broader indications
– Additional tumors (solid and hematological) in refractory settings
– Combination therapy with standards of care to expand market potential
Rapid development of oral dosage form
–
Ease of use for earlier lines of therapy
and chronic settings
– Two ansamycin-based molecules in preclinical development
*

Hsp90 Oral program progressing rapidly
•
Key strategic objective: flexibility and breadth
•
Two molecules in preclinical development, ansamycin class
–
Infinity expertise in geldanamycin natural product and analogs
–
IPI-504 PO
–
IPI-493,
named as development candidate 2Q 2007
•
Both molecules show potent and selective inhibition of Hsp90
–
Good oral bioavailability
•
Preclinical studies and evaluation of comparative data ongoing
–
Determine which candidate to move into clinic
–
Anticipate IND filing early 2008
*

0%
20%
40%
60%
80%
100%
15 35 55 75 95
Days post BMT
Collaboration: Shauguang Li, Jackson Labs
Overcomes resistance to kinase inhibitors in preclinical
models of refractory settings
Oral IPI-504 prolongs survival in Bcr-Abl T315I mice (Gleevec-resistant)
Placebo
Gleevec
IPI-504 (50 mg/kg, MWF)
IPI-504 (100 mg/kg, MWF)
*

Active against multiple resistant mutations
0
20
40
60
80
100
15 20 25 30 35 40 45 50 55 60 65 70
Days post BMT
Placebo
IPI-504
T315I
0
20
40
60
80
100
20 30 40 50 60 70 80 90
Days post BMT
Placebo
IPI-504
E225K
0
20
40
60
80
100
12 16 20 24 28 32 36 40 44 48
Days post BMT
Placebo
IPI-504
M351T
0
20
40
60
80
100
13 17 21 25 29 33
Days post BMT
Placebo
IPI-504
Y253F
IPI-504 at 50 mg/kg, MWF
Collaboration: Shauguang Li, Jackson Labs
Oral IPI-504 in Bcr-Abl mice with various resistance mutations
*

Hsp90 program milestones
•
Preliminary Phase 1/2 NSCLC data at
EORTC
•
Complete enrollment in Phase 1 trial in
GIST/STS
•
Initiate Phase 2 single-agent trial
•
Initiate combination trial
•
Updated Phase 1 GIST/STS data at ASCO
•
Oral Hsp90 candidate IND filing
•
Initiate Phase 2 trial in GIST
4Q07
1H08
*

32 Preclinical programs Hedgehog, Bcl-2 * * * * * *

Role of Hedgehog pathway in cancer
•
Embryonic pathway, typically quiescent in adults
•
Aberrantly active in a variety of cancers:
Genetically-defined tumors Tumors with pathway up-regulation
Examples:
Childhood
medulloblastoma
Basal cell carcinoma
Rhabdomyosarcoma
Examples:
Pancreatic
Small cell lung
Breast
Ovarian
*

Infinity’s Hedgehog program: IPI-926
•
Selected as development candidate Q2 2007
–
Clinical studies anticipated in 2008
•
Derivative of natural product cyclopamine
•
Promising preclinical data
–
Highly potent, selective inhibition of Hedgehog pathway
–
Oral bioavailability, extended half life
–
Excellent therapeutic window
–
Activity in vivo
•
Issued composition of matter patent
•
Infinity owns 100% rights, royalty-free
*

35 Hedgehog program milestones 2007 2008 2009 • Selected development candidate IPI-926 • IND-enabling studies • Preclinical data at AACR • File IND • Initiate Phase 1 • Expand clinical development *

36 Corporate Summary Strong validation, significant value retention * * * * * *

Traditional product-based
license
Bcl-2/Bcl-xL
March 2006  Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US
AstraZeneca
acquisition
• Hsp90 cited as
key clinical
stage program
• Infinity
regained Hh
program
rights, and has
opt-in rights to
ongoing AZ Hh
research
programs
Worldwide collaboration;
R&D and commercial jointly led
• $70M upfront
• $215M
milestones
• 50/50 R&D cost
share
• 50/50 WW profit
split
• Co-promotion
right in US
Hsp90
August 2006  Preclinical/Phase 1
Near-term financial strength and long-term value
supported by product-based alliances
*

Strong balance sheet and cash runway
•
September 2007 cash and equivalents (unaudited): $116M
•
Burn rate well-controlled via alliances
–
50% cost-sharing of Hsp90 program with MedImmune
–
100% of Bcl-2 program funded by Novartis
•
January 2008 cash and equivalents (projected) : >$100M
•
Cash runway into fourth quarter of 2009
–
Based on current operating plan and assuming no financing or business development activity
*

Upcoming milestones
Hsp90
•
Preliminary Phase 1/2 NSCLC data at EORTC(Q407)
•
Complete Phase 1 expansion enrollment in GIST/STS (Q407)
•
Initiate Phase 2 single-agent trial (Q407)
•
Initiate combination trial (Q407)
•
Oral Hsp90 preclinical comparisons, file IND (1H08)
Hedgehog
•
Preclinical data at AACR
•
File IND, initiate clinical studies (2008)
*

Product pipeline
Current
Programs Discovery Preclinical Phase 1 Phase 2
Hsp90
IPI-504 (IV)
GIST / STS
IPI-504 (IV)
NSCLC
IPI-504 (IV) Add’l tumors
IPI-504 (IV)
Combinations
IPI-504 (PO)
IPI-493 (PO)
Hedgehog pathway
IPI-926 (PO) Solid tumors
Bcl-2 / Bcl-xL
Early discovery
Planned for next 12
months, pending data
*

Infinity Pharmaceuticals (NASDAQ: INFI) November 2007 *